UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 22, 2026

STURM, RUGER & COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-10435 (Commission File Number)	06-0633559 (IRS Employer Identification Number)

One Lacey Place, Southport, Connecticut	06890
(Address of Principal Executive Offices)	(Zip Code)

(203) 259-7843

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RGR	New York Stock Exchange
Common Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K (“Amendment No. 1”) amends Item 5.02 of the Current Report on Form 8-K filed by Sturm, Ruger & Company, Inc. (the “Company”) on February 23, 2026. This Amendment No. 1 is being filed in connection with the March 6, 2026 appointment of Company directors Aaron Rivers, Stephen Timm and Lorin Cassidy Wolfe to committees on the Company’s Board of Directors (the “Board”). The sole purpose of this Amendment No. 1 is to disclose the Board committee appointments for Mr. Rivers, Mr. Timm and Ms. Wolfe and no other changes have been made to the February 23, 2026 Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2026, each of Sandra Froman, Christopher Killoy and Rebecca Halstead retired from the Board of Directors (the “Board”) of Sturm, Ruger & Company, Inc. (the “Company”). They did not resign by reason of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Following such retirements, on February 22, 2026, the Board elected each of Aaron Rivers, Stephen Timm and Lorin Cassidy Wolfe to fill the vacancies on the Board created through such retirements, effective immediately. Mr. Rivers currently serves as the Chief Executive Officer of Dakkota Integrated Systems. Mr. Timm previously served as President of Collins Aerospace. Ms. Wolfe currently serves as Vice President, Business System at Johnson Controls.

On March 6, 2026, Mr. Rivers was appointed to serve on the Board’s Nominating and Corporate Governance Committee and Compensation Committee. On March 6, 2026, Mr. Timm was appointed to serve on the Board’s Audit Committee and Compensation Committee. On March 6, 2026, Ms. Wolfe was appointed to serve on the Board’s Audit Committee. The Board has determined that each of Mr. Rivers, Mr. Timm and Ms. Wolfe is an “independent” director under the independence requirements of the New York Stock Exchange, as well as the Company’s corporate board governance guidelines.

As non-management directors, Mr. Rivers, Mr. Timm and Ms. Wolfe will participate in the Company’s standard compensation program for non-management directors, in accordance with the policies and procedures previously approved by the Board for non-management directors, as disclosed in the Company’s most recent Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 17, 2025.

There are no arrangements between Mr. Rivers, Mr. Timm and Ms. Wolfe and any other person pursuant to which any of Mr. Rivers, Mr. Timm and Ms. Wolfe was elected to serve as a director of the Company, nor are there any transactions to which the Company or any of its subsidiaries is a party and in which any of Mr. Rivers, Mr. Timm and Ms. Wolfe has a material interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STURM, RUGER & COMPANY, INC.

By:	/S/ THOMAS A. DINEEN
	Name:	Thomas A. Dineen
	Title:	Principal Financial Officer,
Principal Accounting Officer,
Senior Vice President, Treasurer and
Chief Financial Officer

Dated: March 10, 2026

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